EXHIBIT 25
                              POWER OF ATTORNEY


        The undersigned hereby designates, constitutes and appoints Robert G. Jackson, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K of Metropolitan Realty Company, L.L.C. with respect to the fiscal year ending December 31, 1996, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

/s/ Robert H. Naftaly        Dated: February 10, 1997
/s/ Thomas Zdrodowski               Dated: March 24, 1997
/s/ Richard C. Webb          Dated: February 6, 1997
/s/ Russell P. Flynn                Dated: February 12, 1997
/s/ Kenneth L. Hollowell            Dated: February 24, 1997
/s/ Ernest Lofton                   Dated: February 6, 1997
/s/ Robert G. Jackson        Dated: February 25, 1997
/s/ Wayne S. Doran                  Dated: February 24, 1997
/s/ Joel A. Schwartz                Dated: February 7, 1997
/s/ Daniel L. Boone                 Dated: February 6, 1997
/s/ Jeffrey A. Heldt                Dated: February 10, 1997
/s/ David B. Handon          Dated: February 8, 1997
/s/ R. Douglas Trezise              Dated: February 10, 1997
/s/ Harold Smith                    Dated: February 19, 1997
/s/ Nicholas H. Degel               Dated: February 7, 1997
/s/ David M. Diegel                 Dated: February 14, 1997
/s/ Ronald Yee                      Dated: February 7, 1997
/s/ Douglas E. Ebert                Dated: February 10, 1997
/s/ Mark R. Bartlett                Dated: February 10, 1997
/s/ Robert J. Lee                   Dated: February 16, 1997
/s/ Richard P. Kughn         Dated: February 16, 1997
/s/ Frank P. Stella                 Dated: February 10, 1997
/s/ F. Thomas Lewand                Dated: March 20, 1997

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